Exhibit 99.2

Certification of Chief Financial Officer pursuant to Section
906 of the Sarbanes-Oxley Act of 2002

I, Matthew Natalizio, CEO of Qualstar Corporation (the “Company”), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

(1)    the Annual Report on Form 10-K of the Company for the fiscal year ended June 30, 2002 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 780(d)); and

(2)    the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:    September 27, 2002

/s/ MATTHEW NATALIZIO
Matthew Natalizio Chief Financial Officer